UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 2003
                                                           -------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-31565                  06-1377322
------------------------------ ----------------------     ---------------------
(State or other jurisdiction   Commission File Number      (I.R.S. Employer
of incorporation or                                       Identification No.)
organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K



Item 1.           Changes in Control of Registrant

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not applicable.

Item 3.           Bankruptcy or Receivership

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.           Other Events

                  Not applicable.

Item 6.           Resignations of Registrant's Directors

                  Not applicable.

Item 7.           Financial Statements and Exhibits

                  (a) No financial statements of businesses acquired are
                      required.

                  (b) No pro forma financial information is required.

                  (c) No exhibit is required.

Item 8.           Change in Fiscal Year

                  Not applicable.

Item 9.           Regulation FD Disclosure

                  During the week of June 16, 2003, the Company intends to hold meetings with current and prospective investors, during which it intends to reiterate the full-year 2003 diluted GAAP earnings per share estimates it projected in its first quarter 2003 earnings release on April 16, 2003.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  Not applicable.

Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  Benefit Plans

                  Not applicable.

Item 12.          Results of Operations and Financial Condition

                  Not applicable.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      June 16, 2003                    NEW YORK COMMUNITY BANCORP, INC.
---------------------------
            Date
                                       /s/ Joseph R. Ficalora
                                       -----------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer